UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 28, 2008 (July 24, 2008)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On July 24, 2008, Nicor Inc. (the “Company”) adopted and approved revisions to several deferred compensation plans and to a deferred compensation agreement in which named executive officers of the Company participate or are eligible to participate and adopted and approved a new claims procedures document applicable to its nonqualified plans. The plans and agreement were revised to provide that (i) compensation deferred and vested as of December 31, 2004 will be covered by the version of the applicable plan or agreement in effect on that date as amended in certain non-material respects in order to, among other things, standardize certain administrative procedures among deferred compensation plans and (ii) compensation that was not vested as of December 31, 2004 would be covered by an amended and restated version of the applicable plan or agreement that satisfies the requirements of Section 409A of  the Internal Revenue Code (“Section 409A”).

Specifically, the following were adopted and approved on July 24 by the Board of Directors of the Company or the Compensation Committee of the Board of Directors of the Company:

(i)	Nicor Inc. Salary Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008);
(ii)	Amendment to Nicor Inc. Salary Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits);
(iii)	Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008);
(iv)	Amendment to Nicor Inc. Stock Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits);
(v)	Nicor Inc. Supplemental Senior Officer Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008);
(vi)	Amendment to Nicor Inc. Supplemental Senior Officer Retirement Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits);
(vii)	Fourth Amendment to Nicor Inc. 1997 Long-Term Incentive Plan;
(viii)	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan;
(ix)	Amended and Restated Supplemental Retirement Benefit Plan Agreement between Russ M. Strobel and Nicor Inc.; and
(x)	Nicor Claims and Procedures for Nonqualified Plans.

A copy of each of the foregoing documents is filed as an exhibit to this report and its terms are incorporated herein by reference.

On July 24, 2008, Northern Illinois Gas Company d/b/a Nicor Gas Company (“Nicor Gas”), a wholly-owned subsidiary of the Company adopted and approved revisions to the Nicor Gas Supplementary Retirement Plan. That plan also was revised to provide that (i) compensation deferred and vested as of December 31, 2004 will be covered by the version of the plan in effect on that date as amended in certain non-material respects in order to, among other things, standardize certain administrative procedures among deferred compensation plans and (ii) compensation that was not vested as of December 31, 2004 would be covered by an amended and restated version of the  plan that satisfies the requirements of Section 409A. Specifically, the Board of Directors of Nicor Gas adopted and approved (i) Nicor Gas Supplementary Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008) and (ii) Amendment to Nicor Gas Supplementary Retirement Plan (as in Effect on October 3, 2004,

for Pre-2005 Benefits).  A copy of each of these plan documents is filed as an exhibit to this report and its terms are incorporated herein by reference.

Item 5.03                Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2008, the Board of Directors of the Company approved the amendment and restatement of the Company’s by-laws effective as of that date.

The changes to the Company’s by-laws, which are reflected in Article II, Sections 2, 9, 10, 11 and 12 and Article III, Section 1, establish standards for stockholders to call special meetings, provide certain disclosure requirements for stockholders proposing business or nominating directors at stockholder meetings and clarify rules concerning stockholder action by written consent.   The previously effective by-laws permitted the holders of 20% of the Company’s outstanding shares to call a special meeting at any time and for any purpose.  As amended, the by-laws provide standards and time frames which the shareholders must comply with in order to call a special meeting.  The previously effective by-laws did not require disclosure of material interests by stockholders seeking either to make proposals at a stockholders’ meeting or to nominate candidates for directors.  As amended, the by-laws require certain disclosures of material interests by such stockholders. The Company’s articles of incorporation only permit action by written consent by stockholders of preferred shares or preference shares if provided by resolution of the Board of Directors.  As amended, the by-laws clarify that only holders of preferred shares and preference shares are permitted to act by written consent pursuant to procedures established by the Board.

The foregoing summary of the by-law amendments is qualified in its entirety by reference to the text of the Company’s amended and restated by-laws effective as of July 24, 2008.  A copy of the by-laws is filed as an exhibit to this report and its terms are incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Description

  3.1                         Nicor Inc. Amended and Restated By-laws effective as of July 24, 2008.
10.1	Nicor Inc. Salary Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.2	Amendment to Nicor Inc. Salary Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.3	Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.4	Amendment to Nicor Inc. Stock Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.5	Nicor Inc. Supplemental Senior Officer Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.6	Amendment to Nicor Inc. Supplemental Senior Officer Retirement Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.7	Fourth Amendment to Nicor Inc. 1997 Long-Term Incentive Plan.
10.8	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan.

10.9	Amended and Restated Supplemental Retirement Benefit Plan Agreement between Russ M. Strobel and Nicor Inc.
10.10	Nicor Claims and Procedures for Nonqualified Plans.
10.11	Nicor Gas Supplementary Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.12	Amendment to Nicor Gas Supplementary Retirement Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Nicor Inc.

Date      July 28, 2008                                                                                               /s/ KAREN K. PEPPING
                    Karen K. Pepping.
                    Vice President, Controller and
                    Principal Accounting Officer

Exhibit Index

Exhibit
Number	Description of Document

  3.1                         Nicor Inc. Amended and Restated By-laws effective as of July 24, 2008.
10.1	Nicor Inc. Salary Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.2	Amendment to Nicor Inc. Salary Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.3	Nicor Inc. Stock Deferral Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.4	Amendment to Nicor Inc. Stock Deferral Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.5	Nicor Inc. Supplemental Senior Officer Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.6	Amendment to Nicor Inc. Supplemental Senior Officer Retirement Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).
10.7	Fourth Amendment to Nicor Inc. 1997 Long-Term Incentive Plan.
10.8	First Amendment to Nicor Inc. 2006 Long Term Incentive Plan.
10.9	Amended and Restated Supplemental Retirement Benefit Plan Agreement between Russ M. Strobel and Nicor Inc.
10.10	Nicor Claims and Procedures for Nonqualified Plans.
10.11	Nicor Gas Supplementary Retirement Plan (as Amended and Restated for Post-2004 Benefits, Effective January 1, 2008).
10.12	Amendment to Nicor Gas Supplementary Retirement Plan (as in Effect on October 3, 2004, for Pre-2005 Benefits).